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                                 Exhibit Section
                                 Exhibit (10.6)




                                 LEASE AGREEMENT

    This agreement of lease ("Lease") is made between The Alfred J. Moran Trust ("Lessor") represented by Malcolm C. Moran, Marsden L. Moran and Alfred J. Moran, Co-Trustees, and Docutec of Louisiana, Inc. ("Lessee"), who leases form Lessor the property described on Exhibit A (the "Leased Premises"), attached hereto and made a part hereof.

                                 ARTICLE 1 TERM

        1.1 Term. This Lease is for a term of five (5) years beginning on the 27th day of February 1991, and ending at midnight on the 27th day of February 1996.

        1.2 Option to Extend. Lessee, provided it is not in default, has the right to extend the initial term of this Lease for two extension periods, each extension for a period of three years. To exercise its option to extend, Lessee must notify Lessor in writing 180 days prior to the end of the lease term then in effect. If Lessee fails to so notify, Lessor may lease the existing premises to another party.

                                 ARTICLE 2 RENT

        2.1 Rent. Lessee shall pay as rent the sum of $3,000 per month, plus all additional payments as required herein. The first payment of rent shall be due on February 27, 1991, and subsequent payments shall be due on the first day of each succeeding month. If possession is tendered to the Lessee during a calendar month, rent for the partial month shall be due on a pro rata basis. If any rent is not paid promptly when due, Lessee shall pay interest on the unpaid rent at the rate of 15% percent per annum. All rental payments shall be mailed to Lessor at:

                            The Alfred J. Moran Trust
                                c/o Malcolm Moran
                               1212 Second Street
                              New Orleans, LA 70115

Lessor may from time to time designate other places for the payment of the rent by written notice to Lessee.

        2.2 Rent on Options. If a Buyer exercises its right to extend the initial term of this Lease, monthly rental for the first three-year extension period shall be $3,300 per month due on the first day of each month. If Buyer exercises the second three-year extension period, monthly rental shall be 3,500 per month due on the first day of each month.



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                                 Exhibit (10.6)


                            ARTICLE 3 USE OF PREMISES

        3.1 Purposes. The Leased Premises are to be used only for printing, document preparation and storage, form preparation and related uses, and for no other purpose. Lessee agrees that business will be conducted actively on the Leased Premises.

        3.2 Conformance to Law. Lessee shall be responsible for obtaining all licenses and permits necessary for its use and occupancy of the Leased Premises and Lessee shall comply, at its own cost and expense, with all laws now existing or hereafter enacted, including but not limited to all sanitary and environmental laws and ordinances; with all rules and requirements of the State Fire Marshall and the State Board of Health; and with all other state, parish and municipal requirements affecting the use, operation and cleanliness of the Leased Premises; provided, however, Lessee shall not be required to undertake environmental remediation work resulting form a condition of the Leased Premises existing prior to the effective date of this Agreement. Lessee shall comply with all rules and regulations of any local Board, of any authorized organization of fire underwriters and of any state authorities relating to safeguarding against fires, and shall in every other regard use the occupy the Leased Premises in accordance with all applicable rules and regulations of the state, parish and municipal government authorities. Lessee will not use the Leased Premises for any purpose that is unlawful or that tends to injure or depreciates the Leased Premises. Lessee will indemnify Lessor and hold Lessor harmless from all damages, penalties, and forfeitures imposed by reason of any violation of law committed by Lessee, its agents and invitees, or from Lessee's failure to obtain the necessary licenses and permits for operation. Lessee will not allow any nuisance to exist on the Leased Premises, and will abate any nuisance promptly without expense to Lessor.

        3.3 Environment Matters as to Lessee. Lessee makes the following warranties: (a) Lessee shall operate its business in full compliance with the terms and conditions of any application federal, state or local environment permit required in order for Lessee to operate its business upon the Leased Premises; (b) Lessee will not store or dispose of (nor suffer to be stored or disposed of) any chemical substances including any toxic matter or "Hazardous Substances", "Pollutants" or "Contaminants" (as such terms are defined in the "Comprehensive Environmental Response, Compensation and Liability Act of 1980," as amended. ("CERCLA"), and in the "Super Fund
            Amendments: and Reauthorization Act of 1986", on, in, beneath or about the Leased Premises in violation of any applicable federal, state, or local statute, law or regulation; (c) Lessee has not received any notice form any governmental agency or private or public entity advising Lessee that it is potentially responsible for the response costs with respect to a release or threatened release of chemical substances, including toxic matter of Hazardous Substances, Pollutants or Contaminants. In



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                                 Exhibit (10.6)


            addition to any other indemnity undertaking herein contained, Lessee shall protect, defend indemnify and hold Lessor, (and any other party holding a mortgage, pledge, assignment, lien, encumbrance or other security interest in Lessee's interest in the Leased Premises or in this Lease) harmless against any and all loss, cost, damage, outlay and expense, including reasonable attorneys' fees and expert costs, incurred as a result of a branch of the obligations contained in this Section 3.3 by Lessee, any permitted assignee or sub lessee or their respective officers, directors, partners, agents, customers, employees, servants, or licensees.


        3.4 Environmental Matters as to Lessor. Lessor makes the following warranties: a) Lessor has operated the Leased Premises at all times prior to the effective date of this Lease in compliance with the terms and condition of any applicable federal, state or local environmental permit required in order for Lessor to operate its business upon the Leased Premises; b) neither Lessor nor its affiliates, nor, to the best of Lessor's knowledge, any previous owner, tenant, occupant or users of the Leased Premises or any other person, has engaged in or permitted any activities in any way involved in the handling, storage, transportation, release or disposal of any "Hazardous Substance," "Pollutants" or "Contaminants" on the Leased Premises as defined in Section 3.3, in violation of applicable law; c) there are no "Hazardous Substance," "Pollutants" or "Contaminants" constructed in or located on the Leased Premises; d) Lessor has not received any written notice that nay person, including any governmental agency, proposes to carry out an inspection, audit or other investigation of or at any tract or tracts which comprise the Leased Premises; e) Lessor has not received any notice that conditions of the Leased Premises are in violation of any environmental laws, regulations, ordinances, or rules; f) Lessor has not received any notice (including request for information) from any person, including governmental agencies, asserting that Lessor is or may be a "potentially responsible party" or otherwise liable with respect to a release or threatened release of chemical substances, including toxic matters of "Hazardous Substance," "Pollutants" or "Contaminants". Lessee represents and warrants that it is not aware of any facts or circumstances that may make any of the representations and warranties of Lessor in sub-paragraphs d), e) and f) of this paragraph 3.4 not true and correct in all material respects as of the date of this Lease, or of any facts or circumstances that, to the best of its knowledge, make any of the representations and warranties of Lessor in sub-paragraphs a), b) and c) of this paragraph 3.4 not true and correct in all material respects as of the date of this Lease. Lessee has not performed an environmental audit of the Leased Premises and Lessee has not performed an investigation as to the environmental condition of the Leased Premises. In addition to any other indemnity undertaking herein contained, Lessor shall protect, defend, indemnify and hold Lessee, its successors and assigns, free and harmless from any and all loss, damage, outlay and expense, including reasonable attorneys' fees and expert costs incurred as a result of a breach of the obligations of Lessor contained in this



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                                 Exhibit (10.6)


            Section 3.4 by Lessor.

                       ARTICLE 4 CONDITION AND MAINTENANCE

        4.1 Condition of Premises. The Leased Premises and appurtenances, including the locks, keys, plumbing, glass, walls, windows, doors, driveways, fences, signs, heating and air-conditioning systems, and all other fixtures and equipment are accepted by Lessee in their present condition; and Lessee has found them in a good and safe condition, except as detailed in Section 4.1.1. Lessee agrees to keep them in the same condition as they were in when received and to care for them in the same manner as a prudent administrator would care for his own property. No repairs of any nature whatsoever shall be due Lessee by Lessor, except as detailed in Section 4.1.1.

      4.1.1 Lessor Repairs. The Leased Premises contain the following conditions: a) suspended heating furnace in warehouse is inoperable;
            b) driveway and parking area has numerous pot holes; c) warehouse roof has numerous leaks; d) office door, frames and jams are in a deteriorated and worn condition; and e) certain other conditions noted on Exhibit C attached hereto and made a part hereof. Lessor shall be responsible for a the repair of items b) and c) above and to place them in a good and working condition within 90 days after the commencement of the Lease. Lessor shall not be obligated to, repair the Existing Conditions at its own cost and expense. If Lessee determines after the date of this Agreement that repairs to the Existing Conditions become necessary for any reason, Lessee shall make such repairs at its own cost and expense.

        4.2 Maintenance and Repair by Lessee. Except as otherwise provided in Sections 4.1.1. and 4.5, Lessee shall maintain the Leased Premises in good condition, order, and repair at all times during the term of this Lease, reasonable wear and tear excepted, provided, however, that the exception for reasonable wear and tear excepted, provided, however, that the exception for reasonable wear and tear shall not apply so as to permit Lessee to keep the Leased Premises in anything less than suitable, efficient and usable condition, considering the nature of the Leased Premises and the use reasonably made of them, or in less than good and suitable repair. Lessee shall be solely responsible for the cost of the maintenance and repair of the Leased Premises, including without limitation, the maintenance, repair and, when necessary or appropriate, replacement of all mechanical, electrical, heating, ventilation, air-conditioning and plumbing equipment and systems, exterior signs, windows, glass, doors, and any improvements, alterations and additions to the Leased Premises made by Lessee with the prior written consent and approval of Lessor. Lessor shall have the right to inspect the Leased Premises during normal business hours and upon at least 12 hours notice (except in an emergency in which event no notice shall be necessary) for the purpose of determining the degree of maintenance, repairs and replacements needed.



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                                 Exhibit (10.6)


        4.3 Regulated Uses. Lessee Accepts the Leased Premises subject to all applicable zoning, municipal, parish and state laws, ordinances and regulations governing and regulating the use of the Leased Premises, and any covenants or restrictions of record.

        4.4 Utilities and Services. Lessee agrees to pay and agrees to be responsible for all bills for water, electricity, gas, sewerage, cable telephone and other utility used on the Leased Premises. Lessee expressly assumes the maintenance of all the plumbing, including fixtures, outlets, septic tanks and drains, and the protection and repair of all of the plumbing, even when injured by freeze. Lessor shall not be liable to Lessee in damages by abatement of rent or otherwise for any delay or failure in water, electricity or other utility service by any cause or causes beyond the reasonable control of Lessor, and no such delay or failure shall be considered or construed as an actual or constructive eviction of Lessees, nor shall such in any way operate to release Lessee from the prompt and punctual performance of each and every covenant herein contained to be performed by Lessee.

        4.5 Maintenance and Repairs by Lessor. Lessor shall be responsible for the structural integrity of the existing Leased Premises and shall maintain such in good order, condition and repair. Lessor shall also maintain the roof and parking areas in good order conditions and repair.

        4.6 Access Keys. Lessor shall be supplied free of charge at all times with keys for all doors entering the Leased Premises. Lessor reserves the right to enter the Leased Premise during normal business hours for the purposes of inspection the Leased Premises, and to make such repairs, additions, or improvement as Lessor may deem necessary for the protection and preservation of the Lease Premises but nothing contained in this paragraph shall be construed to require Lessor to make any repairs whatsoever, unless expressly so provided in Sections 4.1.1. and 4.5 of this Lease.

        4.7 Surrender of Premises. Lessee shall surrender the Leased Premises at the expiration of the term of this Lease, or any extension or renewal thereof without further notice, with actual delivery of the keys to Lessor.

                              ARTICLE 5 ALTERATIONS

        5.1 Additions, Alterations, Improvements. Lessee will not make any additions or alterations whatever to the Leased Premises without Lessor's written permission. If Lessor permits additions or alterations:

                a. Lessee shall make such additions and alterations in a workmanlike manner; and

                b. all additions, alterations or improvements made by Lessee with or



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                                 Exhibit (10.6)


                        without consent of Lessor, no matter how attached (except movable trade fixtures), shall become the property of Lessor, and Lessee waives all right to compensation. Lessor, however, has the option to require the property to be restored to its original condition at Lessee's expense at the termination of this Lease.

        5.2 Consent of Lessor. Any alternations, improvement, additions or utility installations in or about the Leased Premises that Lessee shall desire to make and which require the consent of Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental l agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner free and clear of all liens.

                               ARTICLE 6 INDEMNITY

        6.1 Indemnity. Lessee assumes full responsibility for the Leased Premises, except for the Existing Conditions. Lessee agrees to indemnify and hold Lessor harmless from any responsibility, liability, loss, expense, attorneys' fees, court costs, costs of defense, and other costs of whatever kind in connection with all suits, claims, demands and actions whatsoever for damages to the Lessee or to any person whomsoever or to any property of the Lessee or others arising from the condition, upkeep and maintenance of the Leased Premises for which Lessee is responsible or out of any of Lessee's operations on, about or from the Leased Premises, and Lessee expressly relieves Lessor of any and all liability for injuries or damages caused by any vice or defect of the Leased Premises for which Lessee is responsible to the Lessee or to any occupant or to anyone in or on the premises or in or on any adjacent streets, sidewalks, curbs, parking areas, docks, walks or areas adjacent to the Leased Premises except to the extent such injury results from any condition, upkeep or maintenance of the Leased Premises for which Lessor is responsible. Lessee expressly assumes all such liability, agreeing to indemnify and hold Lessor harmless from any liability whatsoever for any damages or injuries to any person or persons whomsoever or to the property of any person or persons whomsoever arising out of the occupancy, use, condition or state of repair of the Leased Premises, and shall apply especially (but not exclusively) to damage caused by water, frost, weather, steam, sewerage, electricity, sewer gas or odors, or by the bursting or leaking of pipes or plumbing work, and shall apply equally whether such damage be caused by act or neglect of Lessee or of any other persons other than Lessor or Lessor's agents, and whether such damage be caused or occasioned by any thing or circumstances. Lessee further agrees that all personal property on the premises shall be at the risk of Lessee and Lessee agrees to hold harmless and indemnify Lessor for any damage thereto or loss or theft thereof. The obligations of the Lessee to Lessor under this Section 6.1 shall not be dependent in any way upon the existence of fault or negligence and shall



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            include all legal liabilities arising without fault.

        6.2 Indemnity by Lessor. Lessor agrees to indemnify and hold Lessee harmless from any responsibility, liability, loss, expense, attorneys' fees, court costs, costs of defense, and other costs of whatever kind in connection with all suits, claims, demands and actions whatsoever for damages to any person whomsoever arising form the condition, upkeep and maintenance of the Leased Premises for which Lessor is responsible, and Lessor expressly relieves Lessee of any and all liability for injuries or damages caused by any vice or defect of the Leased Premises, the repair and maintenance of which is the responsibility of Lessor.

                     SECTION 7 DAMAGE TO THE LEASED PREMISES

        7.1 Notice to Lessor. Lessee shall in case of fire, accident, or any injury or damage in or to the Leased Premises or any part thereof, including water pipes, gas pipes, heating or air conditioning apparatus, give immediate notice thereof to Lessor.

        7.2 Partial Destruction of Premises. If you the Leased Premises are partially destroyed or damaged by fire or other casualty during the term of this Lease, provided such damage did not result in whole or in part from the carelessness, fault, negligence or improper conduct of Lessee (including default of Lessee's obligation of maintenance and repair), or of Lessee's agents, employees, clerks, servants, invitees or independent contractors employed by Lessee, Lessor shall restore and repair the Leased Premises within sixty days of the date of said partial destruction. If repairs cannot be made within sixty
            (60) days of the date of destruction, Lessor has the option to terminate this lease without penalty by giving Lessee written notice of its intent to so cancel.

        7.3 Rental Reduction. Commencing with the date of such damage as described in Section 7.2, and provide such damage did not result in whole or in part from the carelessness fault, negligence or improper conduct of Lessee (including default of Lessee's obligation of maintenance and repair), or of Lessee's agents, employees, clerks, servants, invitees or independent contractors employed by Lessee, the rent provided for herein shall abate pro rata until (but only for so long as) Lessor (a) shall have completed the repairs and restoration required to be performed by Lessor, to the condition existing immediately prior to such damage or destruction but in no event more than six (6) months, and (b) shall have provided reasonable ingress and egress unto the Leased Premises. If Lessee shall actually use any portion of the Leased Premises, the foregoing abatement shall not be applicable to such portion. Lessee shall not be entitled to any compensation or payment by reason of inconvenience or annoyance arising from the necessity of repairing or reconstructing any portion of the Leased Premises.

        7.4 Total or Substantial Destruction. It is agreed that if the Leased Premises is (a) totally destroyed by any cause or (b) so substantially destroyed as to require



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            rebuilding or reconstruction or is damaged to such an extent that restoration and repair shall exceed six (6) months, the rent shall be paid for the period up to the time of such destruction or damage, from which time this Lease shall cease and come to an end. Lessee shall not in such event be entitled to any damages or compensation as a result of the termination of the Lease.

                            ARTICLE 8 EMINENT DOMAIN

        8.1 Partial Expropriation. If a portion of the Leased Premises should be taken by expropriation or condemnation proceedings, or if the Lessor should convey a portion of the Leased Premises under the threat of such proceedings, and such portion does not substantially interfere with Lessee's use and enjoyment of the Leased Premises, this Lease shall not terminate, provided, however, in such case the rental shall be reduced in a just and proportionate amount in the ratio that Lessee is deprived of the utility of the Leased Premises.

        8.2 Total or Substantial Expropriation. If, however, all or any substantial portion of the Leased Premises is taken or conveyed for such purposes, or the portion taken or sold is such as to interfere or disrupt Lessee's use of the Leased Premises for its intended purpose, this Lease shall terminate. For purposes of this section 8.2, "substantial" shall mean a minimum of twenty-five (25%) percent of the square foot area included within the building located on the Leased Premises. The Lessor and Lessee shall be entitled to receive an award in any condemnation proceeding for the injuries and damages incurred by each. Lessee may separately negotiate and settle any damage or expropriation award.

                          ARTICLE 9 GOVERNMENTAL ORDERS

        9.1 Governmental Orders. In the event that Lessor, during the term of this Lease, shall be required by the order or decree of any court, or any other governmental authority, to repair, alter, remove, reconstruct or improve any part of the Leased Premises (the "Repairs"), and unless such Repairs shall not be required as a result of Lessee's operations on the Leased Premises, then Lessor shall have the right, but not the obligation, to make the Repairs at Lessor's cost. If Lessor declines to make such Repairs, then Lessee shall have the right exercisable within ten (10) days of receipt of notice from Lessor that Lessor declines to make the Repairs (the "Lessor Notice") to terminate the Lease upon written notice delivered to Lessor within ten (10) days after the Lessor Notice, with the Lessee to vacate the Leased Premises within sixty (60) days after the Lessor Notice and to pay rent through the date of departure. If Lessee elects to terminate the Lease in accordance with the foregoing, Lessor shall pay the Lessee's Moving Expenses (as defined in paragraph 29.2). Otherwise, such Repairs shall be made by and at the expense of Lessee (unless Lessor elects at Lessor's option to so undertake at Lessee's expense), and shall not in any way affect the obligations or covenants of Lessee herein contained, and Lessee hereby waives all claims for damages or abatement



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            of rent because of such repairing, alteration, removal,
            reconstruction or improvement.

                              ARTICLE 10 INSURANCE

       10.1 Comprehensive Insurance. For the mutual protection of Lessor and Lessee and their agents, servants, clerks, employees or invitees, Lessee agrees to maintain at its cost throughout the term hereof and any extension hereof a comprehensive general public liability insurance policy written on an occurrence basis in the minimum amount of One Million and No/100 Dollars ($1,000,000) for each person injured, Two Million and No/100 Dollars ($2,000,000) for each accident, and Five Hundred Thousand and No/100 Dollars ($500,000) property damage, insuring against liability on the then prevailing Louisiana. Standard Owners', Landlords' and Tenants' form, including insurance against liability for any injury occurring in, on or about the Leased Premises, naming the Lessor as an additional insured and specifically insuring the Lessee's obligations to the Lessor arising under Article 6 hereof. In addition, Lessee shall, at Lessee's expense, maintain a workmen's compensation policy in at least the minimum amount necessary to meet the requirements of the Louisiana Workmen's Compensation Act.

       10.2 Extended Coverage. Lessee, at its own cost and expense, during the term of this Lease, shall keep the building and improvements located on the Leased Premise, including alternations, replacements and improvements insured against loss, damage or rental interruption by fire, lightning, flooding, and other causes and casualties for the full insurable value of the building located on the Leased Premises (including all construction and improvements thereon), meaning the actual replacement costs, excluding foundation and excavation cost (providing that the rental interruption coverage shall only be for the amount of Lessee's rental obligation.

       10.3 Proof of Insurance. Copies of certificates of insurance shall be furnished to Lessor before the term of this Lese begins and each such certificate shall state that the policy is in full force and effect, may not be cancelled without at least twenty (20) days prior to the expiration date of each policy, Lessee shall deliver a copy of the certificate of insurance for the renewal policy. Lessee shall not modify such polices without prior notice to and consent to of Lessor, and no such modification may reduce the coverages below the amounts set forth in the certificate or remove Lessor as an additional insured.

       10.4 Compliance by Lessee. Lessee shall, at its sole cost and expense, observe and comply with all present and future laws, requirement, rules and regulation of all insurance companies writing polices covering the Leased Premise and the Lessee's business operations on the Leased Premise except nothing herein shall obligate Lessee to make any structural modification to the Leased Premises. If structural modification to the Leased Premises is required, unless such



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            modification is not required as a result of Lessee's operations on the Leased Premises, Lessor shall have the right, but not the obligation, to make such modifications at Lessor's expense. If Lessor declines to make such modifications, Lessee shall have the right to terminate the lease upon written notice to Lessor, with Lessee to vacate the Leased Premises within sixty (60) days thereafter and to pay rent through the date of departure. If the Lessee elects to terminate the Lease in accordance with the foregoing, Lessor shall the Lessee's Moving Expenses (as defined in paragraph 29.2). Otherwise, such modifications shall be made at the expense of Lessee (unless Lessor elects at Lessor's option to so undertake at Lessee's expense), and shall not in any way affect the obligations or covenants of Lessee herein contained, and Lessee hereby waives all claims for damages or abatement of rent because of such modifications. In addition, Lessee shall not perform any act or permit any condition to exist in, on, or about the Leased Premises that violates or would cause the cancellation of any insurance policy covering the Leased Premises.

                        ARTICLE 11 WAIVER OF SUBROGATION

       11.1 Waiver of Subrogation. Lessor and Lessee mutually agree to waive any right of subrogation which they may have against the other for losses paid to them on account of insurance policy and policies on the Leased Premises.

                      ARTICLE 12 PAYMENT OF PROPERTY TAXES

       12.1 Real Property Taxes. Lessee shall pay all state and local real estate taxes, forced contributions, service charges, governmental charges and special assessments (due or to become due) from time to time imposed or assessed against the Leased Premises and/or underlying property, or levied against Lessor by virtue of its ownership of the Leased Premises, Lessor shall furnish Lessee with a copy of each tax statement, and Lessee shall pay the amount of such taxes to the taxing authority, what copy to Lessor, not later than fifteen (15) days before the taxing authority's delinquency date, or then (10) days after receipt of said notice, whichever is later. The amount of each such statement shall constitute additional rent for the Leased Premises. If any such taxes paid by Lessee shall cover any period of time prior to or after the effective date of the Lease, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year which this Lease shall be in effect.

       12.2 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Leased Premises. When possible, Lessee shall cause said trade fixtures, furnishings, equipment, and other personal property to be assessed and billed separately from the real property of Lessor.

       12.3 Special Assessment for Water Line. Notwithstanding Lessee's obligation to pay



                               Exhibit (10.6)-p10

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                                 Exhibit Section
                                 Exhibit (10.6)


            forced contribution, service charges and special assessments set forth in Section 12.1 above, Lessor agrees to be responsible for and shall pay all special assessments and real estate ad valorem taxes related to and resulting from the construction of the water and sewer lines on Anselmo Lane, and the cost of connecting the Leased Premises into the East Baton Rouge City-Parish fire prevention system.

        ARTICLE 13 LESSEE'S FAILURE TO MAINTAIN INSURANCE OR MAKE REPAIRS

       13.1 Lessor's Remedies. If Lessee fails to obtain any insurance required by this Lease or fails to maintain the Leased Premises, or its fixtures and equipment in good repair, or to make any payments in accordance with the terms of this Lease, Lessor shall have the option but is not required, after forty-five (45) days' notice to Lessee in writing, to obtain such insurance, or to do such maintenance or repair work, or to make such replacements or to make such payments as may be required, which such costs shall become due and payable by Lessee as additional rent.

       13.2 Lessee's Remedies. Lessee may make any emergency repairs required to be paid by Lessor up to the sum of One Thousand and no/100 ($1,000.00) Dollars, provided Lessee has used reasonable efforts for at least 8 hours to contact Lessor or Lessor's representatives to obtain authorization to make such required to be made by Lessor, Lessee shall give Lessor written notice of the need of such repairs, and, if within twenty (20) days from the date of such written notice, Lessor shall not have commenced to make such repairs or shall not continue with due diligence until they are completed, Lessee may make such repairs or pay such expenses. Should Lessee make any repairs, as prescribed in this section, it shall give Lessor written notice thereof, and, on demand, Lessor shall reimburse Lessee, it may deduct the cost of such repairs from monies due or to become due from Lessee to Lessor, in addition to any other remedies available to Lessee.

                               ARTICLE 14 SUBLEASE

       14.1 Sublease or Assignment. Lessee shall not sublease, assign or grant the use or possession of the Leased Premises, in whole or in part, to any other party without the prior written consent of Lessor, which consent may be withheld for any reason or no reason in its sole discretion, and then only in accordance with the terms of this Lease. In no event shall any assignment or sublease ever release Lessee from any obligation hereunder. Should Lessee desire to so assign or sublet the Leased Premises, Lessee shall give Lessor written notice thereof together with all details of such proposal and information appropriate to Lessor's evaluation of same, at least sixty (60) days in advance of the date on which Lessee desires to make such assignment or sublease. Lessor shall then have a period of thirty (30) days following receipt of such notice within which to notify Lessee of Lessor's approval or disapproval of such proposal. In determining whether to grant or



                               Exhibit (10.6)-p11

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                                 Exhibit Section
                                 Exhibit (10.6)


            withhold such consent, Lessee expressly acknowledges that, notwithstanding that Lessee shall remain bound hereunder, Lessor may, among other things, consider the creditworthiness and financial history and responsibility of the party to whom an assignment or sublease may be made, the business character of such proposed party and the suitability and compatibility of such proposed occupancy and use for and with the Leased Premises.

                     ARTICLE 15 SALE OR ASSIGNMENT BY LESSOR

       15.1 Sale of Leased Premises or Assignment of Lease and Attornment to Successors in Interest. It is understood and agreed that Lessor may sell the Leased Premises or may assign this Lease, and in any of said events, the rights and obligations of Lessor, as the case may be, shall thereafter apply to such purchaser or assignee and such subsequent purchaser shall attorn to the terms of the Lease, and Lessor shall thereupon be divested from all rights and be released from all obligations hereunder. Upon the request of any such purchaser or assignee, Lessee shall execute and deliver an instrument or instruments in form and substance satisfactory to Lessor and such purchaser or assignee, confirming such release of Lessor and attornment by Lessee.

                         ARTICLE 16 ESTOPPEL CERTIFICATE

       16.1 Estoppel Certification. At any time and from time-to-time, Lessee agrees, upon request in writing from Lessor, to execute, acknowledge and deliver to Lessor or to any person designated by Lessor a statement in writing certifying: (a) that this lease is unmodified and in full force and effect (or, if there have been modifications, that this lease is in full force and effect as modified and stating the modifications and attaching to Lessee's statement any written instrument establishing the modifications), (b) the dates to which the rent has been paid, and (c) that there has been no default by Lessor in the performance of its obligations hereunder (or if Lessor has defaulted, a statement describing the defaults and stating that there are no other defaults by Lessor).

                              ARTICLE 17 SERVITUDES

       17.1 Servitudes. Lessor shall have the right to grant servitudes and easements in areas of the Leased Premises for the installation of utilities, provided that the use of such servitude and easement areas for such purposes does not interfere substantially with the operation of the Lessee's business. The Lessee shall not be entitled to any compensation or abatement of rent if the use of such servitude or easement areas do not interfere substantially with the operation of the Lessee's business.

                              ARTICLE 18 [OMITTED]



                               Exhibit (10.6)-p12

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                                 Exhibit Section
                                 Exhibit (10.6)


                          ARTICLE 19 PEACEFUL ENJOYMENT

       19.1 Peaceful Enjoyment. Lessee, on payment of all rent and observance and performance of all terms and covenants of this Lease on its part to be observed and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Leased Premises during the term hereof without hindrance or ejection by any person, but this covenant shall be binding upon Lessor and its successors only with respect to breaches occurring during their respective periods of ownership of the Lessor's interest hereunder.

                            ARTICLE 20 SUBORDINATION

       20.1 Subordination, Non-disturbance and Attornment. This lease shall at all times be subject and subordinate to the lien of any mortgage or mortgages now or hereafter placed upon the Lease Premises by Lessor, provided the mortgage to whom this Lease is subordinated shall have delivered a non-disturbance and attornment agreement to Lessee in form and substance reasonably acceptable to Lessee, and to all advances made or hereafter to be made upon the security thereof. Lessee binds and obligates itself to execute and deliver such further instrument or instruments evidencing the subornation of this Lease to the lien of any such mortgage or mortgages at any time same may or shall be desired by any mortgagee or proposed mortgagee or by the Lessor, provided that such mortgagee agrees in writing that in the event that the mortgagee acquires the Leased Premises as a result of a foreclosure sale, dation on payment, or other steps taken under the encumbrance, Lessee shall have the right to remain in peaceful possession under the terms of the Lease during the mortgagee's ownership of the Leased Premises, if at the time of such foreclosure sale, dation, or other steps Lessee is not then in default under the Lease. If Lessee fails to execute such instruments of subordination within ten (10) days after demand by Lessor in writing, and provided Lessor shall have provided Lessee with a duly executed non-disturbance and attornment agreement in form and substance acceptable to Lessee, Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in its name, place and stead so to do, or Lessor may exercise any of the rights and remedies provided by Section 21.2.

                          ARTICLE 21 DEFAULT OF LESSEE

       21.1 Events of Default. The following actions or inactions by the Lessee shall be considered a default under this Lessee:

        (a) If Lessee violates any of the covenants, conditions and obligations of this Lease and if nonperformance shall continue for a period of twenty (20) days after written notice by Lessor to Lessee,



                               Exhibit (10.6)-p13

                                 Exhibit Section
                                 Exhibit (10.6)


        (b) If Lessee fails to pay the rent or any other charges due hereunder on the date due, and fails to make the payment together with the late charge for five (5) days after the date due;

        (c) If the Lessee becomes bankrupts or insolvent, or if a receiver or trustee is any time to take charge of the Leased Premises or any part thereof, or if there is an assignment for the benefit of its creditors, or if Lessee has any action taken by or against it under any provision of the federal Bankruptcy Act or any similar law;

        (d) If, all or any part of Lessee's property or assets or of Lessee's leasehold. interest under this Lease, whether by process of law or otherwise, is seized;

        (e) If Lessee abandons, vacates or misuses the Leased Premises, or discontinues active use of the Leased Premises for the purpose as provided in this Lease.

       21.2 Remedies of Lessor. Lessor shall have the following options, without the requirement of any putting in default or the giving of any notice in addition to such other remedies as may otherwise be provided by law, in the event of any such default:

        (a) Proceed for past due installments of rent only, reserving its right to proceed for the remaining installments or

        (b) Accelerate rentals for the remainder of the term, which rentals shall become immediately due and payable or

        (c) Cancel this Lease and immediately expel Lessee (without, however, waiving Lessor's right to collect all installments of rent and all other payments due or owing for the period up to the time Lessor regains occupancy). If Lessor elects the option as provided under this section 21.2 (c), Lessee hereby assents thereto and waives all legal notice to vacate the Leased Premises.

            In any case, Lessor may remove or cause to be removed all effects from the Leased Premises and store the same in Lessor's or Lessee's name, but at the cost, expense and risk of Lessee, without liability of Lessor for loss or injury thereto, and without prejudice to Lessor's lien and privilege securing all the sums afore-said. Failure to strictly and promptly enforce any of the above conditions shall not operate as a waiver of Lessor's rights, Lessor expressly reserving the right to always enforce all the terms of this Lease or to exercise the options above set forth, as well as all rights belonging to it by law, regardless of any extension or indulgence previously granted.



                               Exhibit (10.6)-p14

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                                 Exhibit Section
                                 Exhibit (10.6)


       21.3 Re-letting of Premises. Lessor shall have the option to re-enter the Leased Premises and to attempt to lease them for such rental and on such terms as Lessor may be able to obtain, in reduction of the amount due Lessor, or if Lessor is unable to lease, to let such on a month to month basis, and credit the net amount realized on the payment of the rental due for the full unexpired term of this Lease, reserving the right to sue thereafter for any balance remaining due after credit for the rental actually received or estimated to be received. Exercise of this right of re-entry and privilege to re-let shall not in any way prejudice Lessor's right to hold Lessee liable for any amount due under this Lease in excess of the amount for which the property is re-let. In addition, if the Lessee fails or refuses to permit Lessor to re-enter the Leased Premises, Lessor shall have the right to evict Lessee in accordance with the provisions of Louisiana Code of Civil Procedure articles 4701-4735, without forfeiting any of Lessor's rights under this section 21.3 or under the other terms of this Lease, and Lessor may at the same time or subsequently sue for any monies due or to enforce any other rights which Lessor may have.

                               ARTICLE 22 WAIVERS

       22.1 Waivers. Failure to enforce strictly and promptly the conditions set forth in this Lease shall not operate as a waiver of Lessor's rights. Lessor expressly reserves the right always to enforce prompt payment of rent or to cancel this Lease regardless of any indulgences or extensions previously granted. Lessor's accepting any rent in arrears, or after notice of institution of any suit for possession or cancellation of this Lease, will not be considered as a waiver of such notice, or of the suit, or of any of the other rights of Lessor.

       22.2 Lessor's Lien. Lessor agrees that the Lessor's lien granted to the Lessor by operation of Louisiana law shall be subordinate in all respects to the security interest granted by Lessee to Guaranty Bank and Trust Company (the "Bank") to secure any and all of Lessee's obligations to the Bank now or in the future.


                             ARTICLE 23 TERMINATIONS

       23.1 Surrender of Leased Premises. At the termination of this Lease, by expiration of its term or otherwise, Lessee shall return the Leased Premises in as good order as it was in when received, clean and free of debris, the usual wear and tear excepted. Lessee shall make actual delivery of the keys to Lessor. Lessee shall repair any damage to the Leased Premises occasioned by Lessee's use and occupancy.

       23.2 Failure to Perform by Lessee. If Lessee fails to perform Lessee's obligations under this Article 23, or under any other article of this Lease, Lessor may at its



                               Exhibit (10.6)-p15

                                 Exhibit Section
                                 Exhibit (10.6)


            option (but shall not be required to) enter upon the Leased Premises after ten (10) days prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, which costs shall become due and payable by Lessee as additional rent.

       23.3 Failure to Vacate. Lessee shall, at the expiration of this Lease, or its termination for any other cause, immediately surrender possession. Should Lessee fail to do so, Lessee shall, pay any and all damages suffered by Lessor resulting from such failure, but in no case less than double the rent per day, plus attorney's fees and costs. Lessee also expressly waives any notice to vacate at the expiration or termination of this Lease, waives all legal delays, and hereby confesses judgment which judgment shall assess against Lessee all costs of placing Lessor in possession. Should Lessor allow or permit Lessee to remain in the Leased Premises after the expiration or termination of this Lease, this shall not be construed as a re-conduction of this Lease.

                         ARTICLE 24 OTHER LESSOR RIGHTS

       24.1 Other Lessor Rights. In addition to the other rights given to the Lessor by the express terms of this Lease in the event of any breach or default by Lessee, Lessor shall have and hereby expressly reserves all rights and privileges granted to Lessors by the laws of Louisiana.

                           ARTICLE 25 ATTORNEYS' FEES.

       25.1 Attorneys' Fees. If any attorney is employed to enforce or protect any claim of Lessor or Lessee arising from this Lease, the defaulting party shall pay the reasonable fee of that attorney, and any expenses thereof, incurred to enforce such rights.

                               ARTICLE 26 NOTICES

       26.1 Notices. All notices required to be given under the terms of this Lease shall be in writing and by first class United States mail, postage prepaid, or by delivering the same in person, registered or certified mail, addressed to Lessee at the Leased Premises or to Lessor at the address fixed for payment of the rental. Mailing shall constitute full compliance with the requirement of notice, whether or not the addressee receives the notice. Notice so mailed shall be effective three days following deposit or, if sooner, upon receipt. Notice given in any other manner permitted herein shall be effective only if and when received by the addressee.



                               Exhibit (10.6)-p16

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                                 Exhibit Section
                                 Exhibit (10.6)


                            ARTICLE 27 APPLICABLE LAW

       27.1 Applicable Law. The provisions of this Lease shall have the effect of law between the parties, and shall be governed by the ordinances of the City of Baton Rouge, Parish of East Baton Rouge and the laws of the State of Louisiana.

                ARTICLE 28 INTERPRETATION, ALTERATION AND RIDERS

       28.1 Entire Agreement. This lease and any exhibits thereto form the entire agreement between the parties and may not be modified except by an instrument in writing, signed by the parties hereto, their heirs, legal representatives, successors or assigns.

       28.2 Headings. The section headings: contained herein are inserted only for convenience, and are in no way to be construed as part of this Lease or as a limitation on the scope of the particular section to which they refer.

       28.3 Heirs or Successors. This Lease binds each of the parties and their respective heirs, successors and assigns. All of the terms of this Lease, including the provisions against assignment and sublease, apply to any persons claiming by or through either party.

                               ARTICLE 29 WARRANTY

       29.1 Warranty of Lessor. Lessor represents that it is the owner of the Leased Premises free and clear on all mortgages, liens and encumbrances except those listed on Exhibit B attached hereto. Lessor represents and warrants that no other person has a security interest in the Leased Premises and that Lessor has not entered into any agreement to sell or otherwise dispose of its interest in the Leased Premises.

       29.2 Eviction of Lessee. Lessor shall have the right to evict Lessee from the Leased Premises upon 60 days advance written notice and, provided Lessee is not then in default of its obligations under the Lease, Lessor shall pay all Lessee's actual moving expenses to a qualified mover not to exceed $30,000 plus an additional amount to exceed $15,000 to cover various miscellaneous expenses related to the relocation and any loss to Lessee resulting from the interruption of its business (the "Lessee's Moving Expenses"). Lessee shall not be entitled to any other claims whatsoever for damage or otherwise against. Lessor as a result of the eviction.



                               Exhibit (10.6)-p17

                                 Exhibit Section
                                 Exhibit (10.6)


            IN WITNESS WHEREOF, Lessor and Lessee have duly executed this instrument in multiple originals on the date set forth beside each signature below to be effective on the 27th day of February, 1991.


Witnesses as to Lessor:                            Lessor:

/s/ Judith Andrews                                 The Alfred J. Moran Trust
------------------

/s/ Daniel Hart                                    /s/ Alfred J. Moran
---------------                                    -------------------
                                                   Alfred J. Moran, Co-Trustee
                                                   Date: March 26, 1991
                                                         --------------

/s/ Ian Mcmal                                      /s/ Marsden L. Moran
-------------                                      --------------------
                                                   Marsden L. Moran, Co Trustee
                                                   Date: March 6, 1991

/s/ John Hartman                                   /s/ Malcom C. Moran
----------------                                   -------------------
                                                   Malcom C. Moran, Co Trustee
/s/ David Andrews                                  Date: February 27, 1991
-----------------





                               Exhibit (10.6)-p18

                                 Exhibit Section
                                 Exhibit (10.6)


Witnesses as to Lessee:                     Lessee:


/s/ David Andrews                                    Docutec of Louisiana, Inc.
-----------------

/s/ John Hartman                                     By: /s/Kenneth J. Poche
----------------                                         ----------------------
                                                         Kenneth J. Poche,
                                                         President

                                           Date: February 27, 1991
                                                 -----------------




                               Exhibit (10.6)-p19

                                 Exhibit Section
                                 Exhibit (10.6)


                                 ACKNOWLEDGEMENT

State of Louisiana

Parish of ______________________

            Before the undersigned Notary Public, appeared Alfred J. Moran who, having been duly sworn, declared that he is the Co-Trustee of The Alfred J. Moran Trust, that he executed the foregoing Lease Agreement in his capacity as Co-Trustee, and that he signed as the free act and deed of the said trust and for the purposes and considerations set forth therein.

                                                 /s/ Alfred J. Moran
                                                 -------------------
                                                 Alfred J. Moran


Sworn to and subscribed before
me this 13th, day of March, 1991.


                             /S/ GERRTHA S. KITTRELL
                                  Notary Public

My Commission expires at death.


State of Louisiana

Parish of _____________________

            Before the undersigned Notary Public, appeared Marsden L.. Moran who, having been duly sworn, declared that he is the Co-Trustee of The Alfred J. Moran Trust, that he executed the foregoing Lease Agreement in his capacity as Co-Trustee, and that he signed as the free act and deed of the said trust and for the purposes and considerations set forth therein.

                                                 /s/ Marsden L. Moran
                                                 --------------------
                                                 Marsden L. Moran


Sworn to and subscribed before
me this ___day of ________,
1991.




---------------------------------
         Notary Public
My Commission expires at death.




                               Exhibit (10.6)-p20

                                 Exhibit Section
                                 Exhibit (10.6)


State of Louisiana

Parish of East Baton Rouge

            Before the undersigned Notary Public, appeared Malcolm C. Moran who, having been duly sworn, declared that he is the Co-Trustee of The Alfred J. Moran Trust, that he executed the foregoing Lease Agreement in his capacity as Co-Trustee, and that he signed as the free act and deed of the said trust and for the purposed and considerations set forth therein.


                                                 /s/ Malcolm C. Moran
                                                 --------------------
                                                 Malcolm C. Moran


Sworn to and subscribed before
me this 27th day of February,
1991.


Steve Suden
-----------
Notary Public

My Commission expires at death.





                               Exhibit (10.6)-p21

                                 Exhibit Section
                                 Exhibit (10.6)


                                 ACKNOWLEDGEMENT

State of Louisiana

Parish of East Baton Rouge

            Before me personally came and appeared: Kenneth J. Poche who, having been dully sworn, declared that he is President of Docutec of Louisiana, Inc.; that he signed the foregoing Lease Agreement in his capacity as President; and that he signed as the free act and deed of said corporation and for the purposes and considerations set forth therein.


                                                 /s/ Kenneth J. Poche
                                                 --------------------
                                                 Kenneth J. Poche


Sworn to and subscribed before
me this 27th day of February,
1991.


Steve Sudan
-----------
Notary Public

My Commission expires at death.



                               Exhibit (10.6)-p22

                                 Exhibit Section
                                 Exhibit (10.6)


                                    EXHIBIT-A

        Description of Premises.  The Leased Premises are described as follows:

                A certain tract or parcel of land together with all buildings and improvements thereon and all servitudes for the benefit thereof, located in Section 53, Township 7 South, Range 1 East, East Baton Rouge Parish, Louisiana, and designated as Lot A-1-B-(B)-1-A on a map entitled "Map Showing Resubdivision of Lots A-1-B-(B)-1 and A-1-A-(A)-a, Formerly Portions of Lots 5 & 6 Silverside Plantation, Into Lots A-1-A-(A)-1-A & Lot A-1-B-(B)-1-A" dated July 18, 1989, prepared by Rodi & Songy, Inc.




                               Exhibit (10.6)-p23

                                 Exhibit Section
                                 Exhibit (10.6)


                                    EXHIBIT B

                           Mortgages, Liens, Pledges,
                            Charges and Encumbrances

                                      NONE




                               Exhibit (10.6)-p24

                                 Exhibit Section
                                 Exhibit (10.6)


                                    EXHIBIT C
                      Notations About Current Conditions of
                 The Facility To Be Leased At 7868 Anselmo Lane

Warehouse

1. Lighting fixtures across warehouse at point of addition are without tubes and are in broken and poor condition. Fixtures at opposite end of the warehouse are without tubes.

2. There are three separate sections of lighting fixtures in the warehouse which have broken connectors and are inoperable.

3. Interior walls of warehouse have not been cleaned or painted in 26 years. Paint is deteriorated, flaking and in generally poor condition.

4. Leaks from roof have run down interior walls in the warehouse causing rusty discoloration streaks. Metal doorframes are rusted from leaks and doors leak when it rains.

5.  Floors in warehouse are marked and dirty from years of use.

6.  Louvered vents at ends of warehouse are in poor condition.

7.  Vent fans in warehouse do not work.

8.  Warehouse office is in extremely poor condition.

9. Restroom in warehouse is in such a state of disrepair that floor and fixtures need to be changed.

10. Drive through door in warehouse is bent.

11. No outside lights work and some fixtures are missing.

12. Fire hoses are old and dry.

13. Gutters and downspouts on both buildings are bent, rotted out and in general deteriorated condition.

14. Two glass panes on west end of office are cracked.

15. In office, ceiling tiles are broken, dirty and have numerous holes from various cable installations.

16. Air vents in office are dirty and some are bent.



                               Exhibit (10.6)-p25

                                 Exhibit Section
                                 Exhibit (10.6)


17. Hallway lights in office do not work.

18. Land between buildings and LPB is of no use to Lessee and has not been maintained in the past. We assume no responsibility for the maintenance of this property.







                               Exhibit (10.6)-p26